UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 18, 2024 (March 12, 2024)

TEXAS MINERAL RESOURCES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-53482	87-0294969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 El Paso St.

Sierra Blanca, TX 79851

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (915) 369-2133

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02(d), the information contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Texas Mineral Resources Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on March 12, 2024.

(b) At the 2024 Annual Meeting, the Company’s stockholders were asked to consider and vote upon the following four proposals: (1) to elect eight director nominees (the re-election of the six existing directors and election of two new director nominees, Donald Hulse and Deepak Malhotra) to serve until the 2025 Annual Meeting of Stockholders of the Company or until their successors shall have been duly elected and qualified or until their earlier resignation, death or removal; (2) to approve, by advisory vote, the compensation of the Company’s named executive officers (the “the “say-on-pay”); (3) to approve, by advisory vote, the frequency with which future stockholder advisory votes to approve, on a non-binding basis, the compensation of our named executive officers will be held (“say-on-frequency”); and (4) to ratify the appointment of Ham, Langston & Brezina, L.L.P. as our independent registered public accounting firm for the fiscal year ending August 31, 2024.

The following are the final voting results for proposals considered and voted upon at the 2024 Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the 2024 Annual Meeting, which was filed with the Securities and Exchange Commission on January 25, 2024 (“Proxy Statement”):

1.                   The eight director nominees that were up for election at the 2024 Annual Meeting were elected to serve until the Company’s 2025 Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified or until their earlier resignation, death or removal. The voting results regarding the election of these directors were as follows:

Nominee	Votes For	Votes Withheld
Anthony Marchese	35,908,811	786,433
Dan Gorski	35,445,642	731,602
Peter Denetclaw Jr.	35,281,416	895,828
LaVern Lund	35,317,304	859,940
Kevin Francis	35,448,890	728,354
Cecil Wall	35,294,403	882,841
Donald Hulse	35,269,736	907,508
Deepak Malhotra	36,177,244	760,442

There were no broker non-votes with respect to this proposal.

2.                   Stockholders approved, on an advisory basis, the say-on-pay or the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions
34,761,707	886,277	530,927

There were no broker non-votes with respect to this proposal.

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3.                   Stockholders approved, on an advisory basis, the frequency with which future say-on-pay votes will be held, with the majority voting for an every three-year vote. The voting results were as follows:

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions
7,005,896	954,840	26,524,302	1,702,903

There were no broker non-votes with respect to this proposal.

4.                   Ham, Langston & Brezina, L.L.P. was ratified as the Company’s independent public accounting firm for the fiscal year ending August 31, 2024. Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,997,269	330,964	696,388	13,449,267

(c) Not applicable.

(d) The Company has considered the outcome of the advisory vote on the frequency of say-on-pay advisory votes and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the Proxy Statement, that the Company will hold future say-on-pay votes every three years until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2030 Annual Meeting of Stockholders.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS MINERAL RESOURCES CORP.

Date: March 18, 2024	By:	/s/ Wm. Chris Mathers
Name: Wm. Chris Mathers
Title: Chief Financial Officer

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